Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
The Company has the following delivery installment commitments:

	June 30, 2023	December 31, 2022
(in $ millions)
Delivery installments for jack-up drilling rigs	294.8	294.8
Total	294.8	294.8
The following table sets forth when our commitments fall due as of June 30, 2023:

(In $ millions)	Less than 1 year	1-2 years	2-3 years	Thereafter	Total
Delivery installments for jack-up rigs	—	—	294.8	—	294.8
Other commercial commitments
We have other commercial commitments which contractually obligate us to settle with cash under certain circumstances. Bank and parent company guarantees entered into between certain customers and governmental bodies guarantee our performance regarding certain drilling contracts, customs import duties and other obligations in various jurisdictions.
The Company has the following guarantee commitments:

	June 30, 2023	December 31, 2022
(in $ millions)
Bank guarantees and performance bonds(1)	21.6	9.7
Total	21.6	9.7
(1) In April 2023, the Company entered into a facility with DNB Bank ASA to provide guarantees and letters of credit of up to $25.0 million collateralized by the rigs that secure the $175.0 million facility, enabling the Company to free up the restricted cash used to be collateralized for guarantees and recognized in the Consolidated Balance Sheets as restricted cash. As a result, no restricted cash is supporting bank guarantee as at June 30, 2023 ($10.1 million as at December 31, 2022). See Note 10 - Restricted Cash).
As at June 30, 2023, the expected expiration dates of these obligations are as follows:

(In $ millions)	Less than 1 year	1–3 years	Total
Bank guarantees and performance bonds	20.4	1.2	21.6
Assets pledged as collateral

	June 30, 2023	December 31, 2022
(in $ millions)
Book value of jack-up rigs pledged as collateral for debt facilities	2,598.9	2,396.2